================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2003

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

         New Jersey                      001-09120               22-2625848
      (State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

                                 PSEG POWER LLC
             (Exact name of registrant as specified in its charter)

         Delaware                    000-49614                    22-3663480
     (State or other          (Commission File Number)        (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

        New Jersey                      001-00973                 22-1212800
      (State or other            (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

                           PSEG ENERGY HOLDINGS L.L.C.
             (Exact name of registrant as specified in its charter)

        New Jersey                      000-32503                22-2983750
     (State or other              (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)

                              80 Park Plaza, T-22
                          Newark, New Jersey 07102-4194
               (Address of principal executive offices) (Zip Code)
                                  973-456-3581
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

================================================================================

This combined Form 8-K is separately filed by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). Information contained herein relating to any individual company is filed by such company on its own behalf. PSE&G, Power and Energy Holdings each make representations only as to itself and makes no other representations whatsoever as to any other company.

Item 5. Other Events

On April 15, 2003, PSEG, Power, PSE&G and Energy Holdings announced financial results for the quarter ended March 31, 2003.

A copy of the press release dated April 15, 2003 is attached to this Form 8-K, incorporated herein by reference and filed herewith as Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)

                             By:     /s/ Patricia A. Rado
                                 --------------------------------
                                         Patricia A. Rado
                                  Vice President and Controller
                                 (Principal Accounting Officer)

Date: April 15, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)

                             By:     /s/ Patricia A. Rado
                                 --------------------------------
                                         Patricia A. Rado
                                   Vice President and Controller
                                   (Principal Accounting Officer)

Date: April 15, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                                 PSEG POWER LLC
                                  (Registrant)

                             By:      /s/ Patricia A. Rado
                                 --------------------------------
                                          Patricia A. Rado
                                   Vice President and Controller
                                  (Principal Accounting Officer)

Date: April 15, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                           PSEG ENERGY HOLDINGS L.L.C.
                                  (Registrant)

                             By:     /s/ Thomas M. O'Flynn
                                 --------------------------------
                                         Thomas M. O'Flynn
                        Executive Vice President and Chief Financial Officer
                                  (Principal Financial Officer)

Date: April 15, 2003